UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2018

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT
Item 1.01. Entry into a Material Definitive Agreement.
Credit Agreement
On April 3, 2018, W. R. Grace & Co., a Delaware corporation (“Grace”), entered into a credit agreement (the "Credit Agreement") by and among W. R. Grace & Co.-Conn., its wholly-owned subsidiary (“Grace-Conn.” or the “US Borrower”), Grace GmbH, a limited liability company (the “German Revolving Borrower” and together with the US Borrower, the “Revolving Borrowers”), Grace Europe Holding GmbH, a limited liability company (“Grace Europe Holdings”), Grace Germany GmbH, a limited liability company (“Grace Germany”), W. R. Grace International LLC (the “Delaware Borrower” and, together with Grace Germany and Grace Europe Holdings, the “Term B-2 Borrowers” and each individually a “Term B-2 Borrower”; the Term B-2 Borrowers together with the US Borrower, the “Term Borrowers” and the Term Borrowers together with the Revolving Borrowers, the “Borrowers,” and each individually, a “Borrower”), Grace, as a guarantor, Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent, and the other lenders from time to time party thereto. The Credit Agreement provides for new senior secured credit facilities, consisting of: (i) a seven-year term loan facility in the amount of $950 million (the “Term Loan Credit Facility”); and (ii) a five-year $400 million revolving credit facility (the “Revolving Credit Facility”).
The Term Loan Credit Facility will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the original principal amount thereof. The proceeds from the Term Loan Credit Facility were used to: (i) repay in full the outstanding borrowings under the credit agreement, dated February 3, 2014 (the “2014 Credit Agreement”), by and among, Grace, Grace-Conn., Grace GmbH & Co. KG, at that time a limited partnership under the laws of the Federal Republic of Germany, Goldman Sachs Bank USA, as administrative agent, and the other lenders from time to time party thereto; and (ii) fund Grace’s previously announced acquisition of the Polyolefin Catalysts business of Albemarle Corporation. Grace also intends to make a $50 million voluntary contribution into its U.S. defined benefit pension plan from the proceeds. The Revolving Credit Facility replaces Grace’s previous revolving credit facility and was undrawn at the close.
The applicable margin with respect to the Revolving Credit Facility will vary between 0.75% and 0.50% for base rate loans and 1.75% and 1.50% for LIBOR loans. The applicable margin with respect to the Term Loan Credit Facility will be 0.75% for base rate loans and 1.75% for LIBOR loans, in each case determined by reference to a first lien leverage-based pricing grid. The Borrowers’ obligations under the Credit Agreement are guaranteed on a secured basis by Grace and existing and future material U.S. subsidiaries of the US Borrower (collectively, with the US Borrower, the “Loan Parties”). The obligations and guarantees of the Loan Parties are secured by a first-priority security interest in substantially all of the assets of the Loan Parties.
The Credit Agreement contains customary affirmative covenants, including, but not limited to: (i) maintenance of existence, and compliance with laws; (ii) delivery of consolidated financial statements and other information; (iii) payment of taxes; (iv) delivery of notices of defaults and certain other material events; and (v) maintenance of adequate insurance. The Credit Agreement also contains customary negative covenants, including but not limited to restrictions on: (i) dividends on, and redemptions of, equity interests and other restricted payments; (ii) liens; (iii) loans and investments; (iv) the sale, transfer or disposition of assets and businesses; (v) transactions with affiliates; and (vi) a maximum first lien leverage ratio.
Events of default under the Credit Agreement include, but are not limited to: (i) failure to pay principal, interest, fees or other amounts under the Credit Agreement when due, taking into account any applicable grace period; (ii) any representation or warranty proving to have been incorrect in any material respect when made; (iii) failure to perform or observe covenants or other terms of the Credit Agreement subject to certain grace periods; (iv) a cross-default and cross-acceleration with certain other material debt; (v) bankruptcy events; (vi) certain defaults under ERISA; and (vii) the invalidity or impairment of security interests.
The foregoing summary description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On April 3, 2018, the borrowings outstanding under the 2014 Credit Agreement were repaid in full and the 2014 Credit Agreement was terminated.
Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 3, 2018, Grace consummated its previously announced acquisition of the Polyolefin Catalysts business of Albemarle Corporation pursuant to the Amended and Restated Sale and Purchase Agreement, dated as of February 21, 2018 (the “Sale and Purchase Agreement”), by and between Grace-Conn. and Albemarle Corporation, for a purchase price of $416 million (the "Acquisition"). The acquired business primarily develops and manufactures proprietary and custom-manufactured single-site catalysts as well as metallocenes and activators used in the production of plastic resins. The Acquisition also includes our purchase of a comprehensive series of highly optimized Ziegler-Natta catalysts for polyethylene production; production plants in Baton Rouge, LA and Yeosu, South Korea; R&D and pilot plant capabilities; and an extensive portfolio of intellectual property.
The foregoing summary description of the Sale and Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.
Item 7.01. Regulation FD Disclosure.

On April 3, 2018, Grace issued a press release announcing the closing of the Acquisition, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d)                                 Exhibits

Exhibit No.	Exhibit	Location
2.1	Amended and Restated Sale and Purchase Agreement, dated as of February 21, 2018, by and between Albemarle Corporation and W. R. Grace & Co.–Conn.	Exhibit 2.4 to Form 10-K (filed 2/22/18) SEC File No.: 001-13953
4.1
Credit Agreement dated as of April 3, 2018 by and among W. R. Grace & Co., W. R. Grace & Co.–Conn., certain subsidiaries thereof, Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent, and the other lenders from time to time party thereto.
Filed herewith
99.1	Press Release issued by W. R. Grace & Co. on April 3, 2018, announcing the Acquisition of Albemarle Corporation's Polyolefin Catalysts business.	Furnished herewith*
* Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking statements

This report contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” "targets," “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. For these statements, Grace claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting Grace’s outstanding indebtedness; developments affecting Grace’s pension obligations; its legal and environmental proceedings; environmental compliance costs; Grace’s ability to realize the anticipated benefits of the Acquisition; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; international trade disputes; the potential effects of cyberattacks; and those additional factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and subsequently filed current reports on Form 8-K, which have been filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on Grace's forward-looking statements, which speak only as of the dates those statements are made. Grace undertakes no obligation to release publicly any revision to forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated: April 3, 2018